AMENDED AND RESTATED BY-LAWS

OF

ENTECH SOLAR, INC.

ENTECH SOLAR, INC.

AMENDED AND RESTATED  BY-LAWS

TABLE OF CONTENTS

Article I. - General. .......................................................................................................................................................................................................	1
1.1. Offices. .......................................................................................................................................................................................................	1
1.2. Seal. ...	1
1.3. Fiscal Year. .................................................................................................................................................................................................	1
Article II. - Stockholders. .............................................................................................................................................................................................	1
2.1. Place of Meetings. .......................................................................................................................................................................................	1
2.2. Annual Meeting. ..........................................................................................................................................................................................	1
2.3. Quorum. ......................................................................................................................................................................................................	1
2.4. Right to Vote; Proxies. .................................................................................................................................................................................	2
2.5. Voting. ...	2
2.6. Notice of Annual Meetings. .........................................................................................................................................................................	2
2.7. Stockholders' List. ......................................................................................................................................................................................	2
2.8. Special Meetings. .......................................................................................................................................................................................	2
2.9. Notice of Special Meetings. ........................................................................................................................................................................	3
2.10. Inspectors. ...............................................................................................................................................................................................	3
2.11. Stockholders' Consent in Lieu of Meeting. ................................................................................................................................................	3
2.12. Advance Notice of Stockholder Nominations and Proposals. ....................................................................................................................	4
Article III. - Directors. .................................................................................................................................................................................................	5
3.1. Number of Directors. .................................................................................................................................................................................	5
3.2. Resignation. ...............................................................................................................................................................................................	6
3.3. Removal. ...................................................................................................................................................................................................	6
3.4. Place of Meetings and Books. ....................................................................................................................................................................	6
3.5. General Powers. ........................................................................................................................................................................................	6
3.6. Committees. ..............................................................................................................................................................................................	6
3.7. Powers Denied to Committees. ..................................................................................................................................................................	6
3.8. Substitute Committee Member. ..................................................................................................................................................................	7
3.9. Compensation of Directors. .......................................................................................................................................................................	7
3.10. Regular Meetings. ....................................................................................................................................................................................	7
3.11. Special Meetings. ....................................................................................................................................................................................	7
3.12. Quorum. .................................................................................................................................................................................................	7
3.13. Telephonic Participation in Meetings. .......................................................................................................................................................	7
3.14. Action by Consent. .................................................................................................................................................................................	7
Article IV. - Officers. .................................................................................................................................................................................................	8
4.1. Selection; Statutory Officers. .....................................................................................................................................................................	8
4.2. Time of Election. .......................................................................................................................................................................................	8
4.3. Additional Officers. ...................................................................................................................................................................................	8
4.4. Terms of Office. ........................................................................................................................................................................................	8
4.5. Compensation of Officers. .........................................................................................................................................................................	8
4.6. Chairman of the Board. .............................................................................................................................................................................	8
4.7. President. ..................................................................................................................................................................................................	8
4.8. Vice-Presidents. ........................................................................................................................................................................................	8
4.9. Treasurer. .................................................................................................................................................................................................	9
4.10. Secretary. ...............................................................................................................................................................................................	9
4.11. Assistant Secretary. ................................................................................................................................................................................	9
4.12. Assistant Treasurer. ................................................................................................................................................................................	9
4.13. Subordinate Officers. ..............................................................................................................................................................................	9
Article V. - Stock. .....................................................................................................................................................................................................	10
5.1. Stock. ......................................................................................................................................................................................................	10
5.2. Fractional Share Interests. .........................................................................................................................................................................	10
5.3. Transfers of Stock. ...................................................................................................................................................................................	10
5.4. Record Date. ...........................................................................................................................................................................................	11
5.5. Transfer Agent and Registrar. ...................................................................................................................................................................	11
5.6. Dividends. ................................................................................................................................................................................................	11
5.7. Lost, Stolen or Destroyed Certificates. ......................................................................................................................................................	11
5.8. Inspection of Books. ................................................................................................................................................................................	11
Article VI. - Miscellaneous Management Provisions. ..................................................................................................................................................	12
6.1. Checks, Drafts and Notes. .......................................................................................................................................................................	12
6.2. Notices. ...................................................................................................................................................................................................	12
6.3. Conflict of Interest. ..................................................................................................................................................................................	12
6.4. Voting of Securities Owned by the Corporation. .......................................................................................................................................	12
Article VII. - Indemnification. ....................................................................................................................................................................................	13
7.1. Right to Indemnification. ...........................................................................................................................................................................	13
7.2. Right of Indemnitee to Bring Suit. .............................................................................................................................................................	13
7.3. Non-Exclusivity of Rights. ........................................................................................................................................................................	13
7.4. Insurance. ................................................................................................................................................................................................	14
7.5. Indemnification of Employees and Agents of the Corporation. ...................................................................................................................	14
Article VIII. - Amendments. .....................................................................................................................................................................................	14
8.1. Amendments. ..........................................................................................................................................................................................	14

ENTECH SOLAR, INC.

AMENDED AND RESTATED BY-LAWS

Article I. - General.

1.1.  Offices.

The registered office of the Corporation shall be Harvard Business Services, Inc., 16192 Coastal Highway, Lewes, Delaware 19958.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

1.2.  Seal.

The seal of the Corporation, if any, shall be in the form of a circle and shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”.

1.3.  Fiscal Year.

The fiscal year of the Corporation shall be the period from January 1 through December 31.

Article II. - Stockholders.

2.1.  Place of Meetings.

All meetings of the stockholders shall be held upon notice as hereinafter provided, at such place as the Board of Directors shall have determined and as shall be stated in such notice.

2.2.  Annual Meeting.

The annual meeting of the stockholders shall be held each year on such date and at such time as the Board of Directors may determine.  At each annual meeting the stockholders entitled to vote shall elect such members of the Board of Directors as are standing for election by plurality vote by ballot, and they may transact such other corporate business as may properly be brought before the meeting.  At the annual meeting any business may be transacted, irrespective of whether the notice calling such meeting shall have contained a reference thereto, except where notice is required by law, the Corporation’s Certificate of Incorporation (as amended from time to time, the “Certificate of Incorporation”), or these by-laws.

2.3.  Quorum.

At all meetings of the stockholders the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum requisite for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation or by these by-laws.  Whether or not there is such a quorum at any meeting, the chairman of the meeting may adjourn the meeting from time to time without notice other than announcement at the meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  At such adjourned meeting, at which the requisite amount of voting stock shall be represented, any business may be transacted that might have been transacted if the meeting had been held as originally called.  The stockholders present in person or by proxy at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.4.  Right to Vote; Proxies.

Subject to the provisions of the Certificate of Incorporation, each holder of a share or shares of capital stock of the Corporation having the right to vote at any meeting shall be entitled to one vote for each such share of stock held by him.  Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by proxy, but no proxy that is dated more than three years prior to the meeting at which it is offered shall confer the right to vote thereat unless the proxy provides that it shall be effective for a longer period.  A proxy may be granted by a writing executed by the stockholder or his authorized agent or by transmission or authorization of transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, subject to the conditions set forth in Section 212 of the Delaware General Corporation Law, as it may be amended from time to time (the “DGCL”).

2.5.  Voting.

At all meetings of stockholders, except as otherwise expressly provided for by statute, the Certificate of Incorporation or these by-laws (i) in all matters other than the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on such matter shall be the act of the stockholders and (ii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.6.  Notice of Annual Meetings.

Written notice of the annual meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat at such address as appears on the stock books of the Corporation at least ten (10) days, but not more than sixty (60) days, prior to the meeting.  The Board of Directors may postpone any annual meeting of the stockholders at its discretion, even after notice thereof has been mailed.  It shall be the duty of every stockholder to furnish to the Secretary of the Corporation or to the transfer agent, if any, of the class of stock owned by him, and his post-office address, and to notify the Secretary of any change therein.  Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein.  Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

2.7.  Stockholders' List.

A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder, and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary and shall be open to the examination of any stockholder, for any  purpose germane to the meeting for a period of at least ten (10) days before such meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation, and said list shall be produced and kept at the time and place of such meeting during the whole time of said meeting, and may be inspected by any stockholder who is present at the place of said meeting, or, if the meeting is to be held solely by means of remote communication, on a reasonably accessible electronic network and the information required to access such list shall be provided with the notice of the meeting.

2.8.  Special Meetings.

Special meetings of the stockholders for any purpose or purposes, unless otherwise provided by statute, may be called only by the Chairman of the Board of Directors, the President, or a majority of the Board of Directors.  Any such person or persons may postpone or cancel any special meeting of the stockholders at its or their discretion, even after notice thereof has been mailed.

2.9.  Notice of Special Meetings.

Written notice of a special meeting of stockholders, stating the time, and place and purpose thereof, shall be mailed, postage prepaid, not less than ten (10) nor more than sixty (60) days before such meeting, to each stockholder entitled to vote thereat, at such address as appears on the books of the Corporation.  No business may be transacted at such meeting except that referred to in said notice, or in a supplemental notice given also in compliance with the provisions hereof, or such other business as may be germane or supplementary to that stated in said notice or notices.  Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein.  Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

2.10.  Inspectors.

1.           One or more inspectors may be appointed by the Board of Directors before or at any meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting.  At the meeting for which the inspector or inspectors are appointed, he or they shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies, and the acceptance and rejection of votes.  If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

2.           At any time at which the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an inter-dealer quotation system of a registered national securities association, or (iii) held of record by more than 2,000 stockholders, the provisions of Section 231 of the DGCL with respect to inspectors of election and voting procedures shall apply, in lieu of the provisions of paragraph l of this §2.10.

2.11.  Stockholders' Consent in Lieu of Meeting.

Unless otherwise provided in the Certificate of Incorporation, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this §2.11 to the Corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission.  The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.  No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its principal place of business or to an officer or agent of the Corporation having custody of the book in which the proceedings of meetings of stockholders are recorded.  Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.12. Advance Notice of Stockholder Nominations and Proposals.

(a)           Timely Notice. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual or special meeting, nominations or such other business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or any committee thereof, or (iii) otherwise properly brought before the meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.12. In addition, any proposal of business (other than the nomination of persons for election to the board of directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual or special meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 2.12, in writing to the secretary of the Corporation even if such matter is already the subject of any notice to the stockholders or Public Disclosure (as defined herein) from the board of directors. To be timely, a Proposing Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (x) if in connection with an annual meeting of the Corporation’s stockholders, not later than one hundred twenty (120) days, nor earlier than one hundred fifty (150) days in advance of the anniversary of the Corporation’s proxy statement delivered to stockholders in connection with the previous year's annual meeting, or if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary of the previous year's annual meeting, or if no proxy statement was delivered to stockholders by the Corporation in connection with the previous year’s annual meeting, such notice must be delivered not earlier than ninety (90) days prior to the annual meeting and not later than the later of (i) sixty (60) days prior to the annual meeting and (ii) ten (10) days following the date of Public Disclosure of the date of the annual meeting; and (y) with respect to a special meeting of the Corporation’s stockholders, not earlier than ninety (90) days in advance of such meeting, and not later than the later of (a) sixty (60) days in advance of such meeting and (b) ten (10) days following the date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).

(b)           Stockholder Nominations. For the nomination of any person or persons for election to the board of directors, a Proposing Stockholder's notice to the secretary of the Corporation shall set forth (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any), (iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under the rules of the Securities and Exchange Commission, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder(beneficially  and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder's notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder's notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

(c)           Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder's notice to the secretary of the Corporation shall set forth as to each matter the Proposing Stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) the information required by Section 2.12(b)(vi) above. The foregoing notice requirements of this Section 2.12(c) shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at a meeting in compliance with the applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting

(d)           Effect of Non-Compliance. Notwithstanding anything to the contrary herein: (i) no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 2.12, and (ii) unless otherwise required by law, if a Proposing Stockholder intending to propose business at a meeting pursuant to this Section 2.12 does not provide the information required under this Section 2.12 to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation. The requirements of this Section 2.12 shall apply to any business to be brought before an annual or special meeting by a stockholder whether such business is to be included in the Corporation's proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or presented to stockholders by means of an independently financed proxy solicitation. The requirements of the Section 2.12 are included to provide the Corporation notice of a stockholder's intention to bring business before an annual or special meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business before any such meeting.

(e)           Public Disclosure. For purposes of this Section 2.12 “Public Disclosure” shall mean any disclosure made in a press release reported by the Dow Jones News Services, The Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Article III. - Directors.

3.1.  Number of Directors.

(a)           Except as otherwise provided by law, the Certificate of Incorporation or these by-laws, the property and business of the Corporation shall be managed by or under the direction of the Board of Directors.  Directors need not be stockholders, residents of Delaware or citizens of the United States.  The use of the phrase “whole Board of Directors” herein refers to the total number of directors which the Corporation would have if there were no vacancies on the Board of Directors.

(b)           The number of directors constituting the full Board of Directors shall be as determined by the Board of Directors from time to time.

(c)           Except as the DGCL may otherwise require, any new directorships or vacancies in the Board of Directors, including new directorships resulting from any increase in the number of directors to serve in the whole Board of Directors and/or any unfilled vacancies by reason of death, resignation, disqualification, removal for cause, failure to elect or otherwise with respect to any director, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

(d)           No decrease in the number of directors constituting the whole Board of Directors shall shorten the term of any incumbent director.

3.2.  Resignation.

Any director of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, at the time of receipt if no time is specified therein and at the time of acceptance if the effectiveness of such resignation is conditioned upon its acceptance.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.3.  Removal.

Except as may otherwise be provided by the DGCL or the Certificate of Incorporation, any director or the entire Board of Directors may be removed, only for cause and only by the vote of the holders of a majority of the shares of the Corporation’s stock entitled to vote for the election of directors.

3.4.  Place of Meetings and Books.

The Board of Directors may hold their meetings and keep the books of the Corporation outside the State of Delaware, at such places as they may from time to time determine.

3.5.  General Powers.

In addition to the powers and authority expressly conferred upon them by these by-laws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

3.6.  Committees.

The Board of Directors may designate one or more committees, by resolution or resolutions passed by a majority of the whole Board of Directors; such committee or committees shall consist of one or more directors of the Corporation, and to the extent provided in the resolution or resolutions designating them, shall have and may exercise specific powers of the Board of Directors in the management of the business and affairs of the Corporation to the extent permitted by statute and shall have power to authorize the seal of the Corporation to be affixed to all papers that may require it.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

3.7.  Powers Denied to Committees.

Committees of the Board of Directors shall not, in any event, have any power or authority to amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution or to amend the by-laws of the Corporation.  Further, no committee of the Board of Directors shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL, unless the resolution or resolutions designating such committee expressly so provides.

3.8.  Substitute Committee Member.

In the absence or on the disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.  Any committee shall keep regular minutes of its proceedings and report the same to the Board of Directors as may be required by the Board of Directors.

3.9.  Compensation of Directors.

The Board of Directors shall have the power to fix the compensation of directors and members of committees of the Board.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.10.  Regular Meetings.

No notice shall be required for regular meetings of the Board of Directors for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat.  Notice need not be given to any director who submits a written waiver of notice signed by him before or after the time stated therein.  Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

3.11.  Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on one (1) day’s notice to each director, or such shorter period of time before the meeting as will nonetheless be sufficient for the convenient assembly of the directors so notified; special meetings shall be called by the Secretary in like manner and on like notice, on the written request of two or more directors.

3.12.  Quorum.

At all meetings of the Board of Directors, a majority of the whole Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically permitted or provided by statute, or by the Certificate of Incorporation, or by these by-laws.  If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at said meeting that shall be so adjourned.

3.13.  Telephonic Participation in Meetings.

Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

3.14.  Action by Consent.

Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if written consent thereto is signed or submitted by electronic transmission by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

Article IV. - Officers.

4.1.  Selection; Statutory Officers.

The officers of the Corporation shall be chosen by the Board of Directors.  The Corporation shall have a President, a Secretary and a Treasurer, and there may be a Chairman of the Board of Directors, one or more Vice Presidents, one ore more Assistant Secretaries, and one or more Assistant Treasurers, as the Board of Directors may determine from time to time.  Any number of offices may be held by the same person, except that the offices of President and Secretary shall not be held by the same person simultaneously.  None of said officers need be a director.

4.2.  Time of Election.

The officers above named shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.

4.3.  Additional Officers.

The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

4.4.  Terms of Office.

Each officer of the Corporation shall hold office until his successor is chosen and qualified, or until his earlier death, resignation or removal.  Any officer may be removed at any time by the Board of Directors.

4.5.  Compensation of Officers.

The Board of Directors shall have power to fix the compensation of all officers of the Corporation.  It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

4.6.  Chairman of the Board.

The Chairman of the Board of Directors shall preside at all meetings of the stockholders and directors, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

4.7.  President.

Unless the Board of Directors otherwise determines, the President shall be the chief executive officer and head of the Corporation.  Unless there is a Chairman of the Board, the President shall preside at all meetings of directors and stockholders.  Under the supervision of the Board of Directors the President shall have the general control and management of the Corporation’s business and affairs, subject, however, to the right of the Board of Directors to confer any specific power, except such as may be by statute exclusively conferred on the President, upon any other officer or officers of the Corporation.  The President shall perform and do all acts and things incident to the position of President and such other duties as may be assigned to him from time to time by the Board of Directors.

4.8.  Vice-Presidents.

The Vice-Presidents shall perform such of the duties of the President on behalf of the Corporation as may be respectively assigned to them from time to time by the Board of Directors, or by the President.  The Board of Directors may designate one of the Vice-Presidents as the Executive Vice-President, and in the absence or inability of the President to act, such Executive Vice-President shall have and possess all of the powers and discharge all of the duties of the President, subject to the control of the Board of Directors.

4.9.  Treasurer.

The Treasurer shall have the care and custody of all the funds and securities of the Corporation which may come into his hands as Treasurer, and the power and authority to endorse checks, drafts and other instruments for the payment of money for deposit or collection when necessary or proper and to deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors, or the officers or agents to whom the Board of Directors may delegate such authority, may designate, and he may endorse all commercial documents requiring endorsements for or on behalf of the Corporation.  He may sign all receipts and vouchers for the payments made to the Corporation.  He shall render an account of his transactions to the Board of Directors as often as the Board of Directors or the committee shall require the same.  He shall enter regularly in the books to be kept by him for that purpose full and adequate account of all moneys received and paid by him on account of the Corporation.  He shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors.  He shall when requested, pursuant to vote of the Board of Directors, give a bond to the Corporation conditioned for the faithful performance of his duties, the expense of which bond shall be borne by the Corporation.

4.10.  Secretary.

The Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders; he shall attend to the giving and serving of all notices of the Corporation.  Except as otherwise ordered by the Board of Directors, he shall attest the seal of the Corporation upon all contracts and instruments executed under such seal and shall affix the seal of the Corporation thereto and to all certificates of shares of capital stock of the Corporation.  He shall have charge of the stock certificate book, transfer book and stock ledger, and such other books and papers as the Board of Directors may direct.  He shall, in general, perform all the duties of Secretary, subject to the control of the Board of Directors.

4.11.  Assistant Secretary.

The Board of Directors or any two of the officers of the Corporation acting jointly may appoint or remove one or more Assistant Secretaries of the Corporation.  Any Assistant Secretary upon his appointment shall perform such duties of the Secretary, and also any and all such other duties as the Board of Directors or the President or the Executive Vice-President or the Treasurer or the Secretary may designate.

4.12.  Assistant Treasurer.

The Board of Directors or any two of the officers of the Corporation acting jointly may appoint or remove one or more Assistant Treasurers of the Corporation.  Any Assistant Treasurer upon his appointment shall perform such of the duties of the Treasurer, and also any and all such other duties as the Board of Directors or the President or the Executive Vice-President or the Treasurer or the Secretary may designate.

4.13.  Subordinate Officers.

The Board of Directors may select such subordinate officers as it may deem desirable.  Each such officer shall hold office for such period, have such authority, and perform such duties as the Board of Directors may prescribe.  The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

Article V. - Stock.

5.1.  Stock.

The shares of the Corporation’s stock may be certificated or uncertificated and shall be entered in the books of the Corporation and registered as they are issued.  Any certificate representing shares of stock issued to a stockholder of the Corporation (i) shall be numbered, (ii) shall certify the holder's name, the number of shares and class or series of stock, (iii) shall otherwise be in such form as the Board of Directors shall prescribe, (iv) shall be signed by both of (a) either the President or Vice President, and (b) any one of the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and (v) shall be sealed with the corporate seal of the Corporation, if any.  If such certificate is countersigned (l) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than the Corporation or its employee, the signature of the officers of the Corporation and the corporate seal may be facsimiles.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

5.2.  Fractional Share Interests.

The Corporation may, but shall not be required to, issue fractions of a share.  If the Corporation does not issue fractions of a share, it shall (i) arrange for the disposition of fractional interests by those entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share.  A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation.  The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

5.3.  Transfers of Stock.

Subject to any transfer restrictions then in force, the shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives.

If the shares of stock of the Corporation to be transferred are certificated shares, then, subject to the provisions of Section 5.7 below, the holder of the certificate or certificates representing such shares shall surrender to the Corporation or the transfer agent of the Corporation such certificate or certificates duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and, subject to any transfer restrictions then in force, the Corporation or the transfer agent of the Corporation shall cancel such certificate or certificates upon receipt thereof or upon compliance by such holder with the provisions of Section 5.7 below and (i) deliver to the applicable stockholder transferee either a new certificate or certificates representing the number of shares transferred or appropriate documentation evidencing the applicable stockholder transferee’s record ownership of a number of uncertificated shares equal to the number of shares transferred, and, if applicable, (ii) deliver to the applicable stockholder transferor a new certificate or certificates representing the number of shares not transferred that were previously represented by the certificate or certificates so surrendered or appropriate documentation evidencing the applicable stockholder transferor’s record ownership of a number of uncertificated shares equal to such number of shares not transferred.  Any transfer or transfers in compliance with the provisions of this paragraph shall be recorded upon the books of the Corporation.

If the shares of stock of the Corporation to be transferred are uncertificated shares, then the registered owner of such shares shall deliver to the Corporation or the transfer agent of the Corporation proper transfer instructions, with such proof of authenticity of signature as the Corporation or its transfer agent or registrar may reasonably require, and, subject to any transfer restrictions then in force that are applicable to such shares, the Corporation or the transfer agent of the Corporation shall cancel such shares upon receipt of such transfer instructions and (i) deliver to the applicable stockholder transferee either a new certificate or certificates representing such shares or appropriate documentation evidencing the applicable stockholder transferee’s record ownership of such shares in uncertificated form, and, if applicable and required, (ii) deliver to the applicable stockholder transferor appropriate documentation evidencing that the applicable stockholder transferor is no longer the record owner of such shares so transferred.  Any  transfer or transfers in compliance with the provisions of this paragraph shall be recorded upon the books of the Corporation.

The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof save as expressly provided by the laws of the State of Delaware.

5.4.  Record Date.

For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.  If no such record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

5.5.  Transfer Agent and Registrar.

The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars and may require all certificates of stock to bear the signature or signatures of any of them.

5.6.  Dividends.

1.           Power to Declare.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation and the DGCL.

2.           Reserves.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

5.7.  Lost, Stolen or Destroyed Certificates.

No certificates for shares of stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of the loss, theft or destruction and upon indemnification of the Corporation and its agents to such extent and in such manner as the Board of Directors may from time to time prescribe.  Upon compliance with the foregoing provisions of this Section 5.7, the Corporation may issue (i) a new certificate or certificates of stock or (ii) uncertificated shares, in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen or destroyed.

5.8.  Inspection of Books.

The stockholders of the Corporation, by a majority vote at any meeting of stockholders duly called, or in case the stockholders shall fail to act, the Board of Directors shall have power from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to inspection of stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or authorized by the Board of Directors or by a resolution of the stockholders.

Article VI. - Miscellaneous Management Provisions.

6.1.  Checks, Drafts and Notes.

All checks, drafts or orders for the payment of money, and all notes and acceptances of the Corporation shall be signed by such officer or officers, or such agent or agents, as the Board of Directors may designate.

6.2.  Notices.

(a)           Notices to directors may, and notices to stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also by given by telegram, telephone, facsimile telecommunication, orally, or in person.  Notice to directors other than by mail shall be deemed to be given when received.

(b)           Whenever any notice is required to be given under the provisions of any applicable statute, of the Certificate of Incorporation or of these by-laws, a written waiver of notice signed by the person or persons entitled to said notice, whether before or after the time stated therein or the meeting or action to which such notice relates, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

6.3.  Conflict of Interest.

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors of or committee thereof which authorized the contract or transaction, or solely because his or their votes are counted for such purpose, if:  (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders of the Corporation entitled to vote thereon, and the contract or transaction as specifically approved in good faith by vote of such stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.4.  Voting of Securities owned by the Corporation.

Subject always to the specific directions of the Board of Directors, (i) any shares or other securities issued by any other Corporation and owned or controlled by the Corporation may be voted in person at any meeting of security holders of such other corporation by the President of the Corporation if he is present at such meeting, or in his absence by the Treasurer of the Corporation if he is present at such meeting, and (ii) whenever, in the judgment of the President, it is desirable for the Corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other Corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the President, without the necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer, provided that if the President is unable to execute such proxy or consent by reason of sickness, absence from the United States or other similar cause, the Treasurer may execute such proxy or consent.  Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by the Corporation the same as such shares or other securities might be voted by the Corporation.

Article VII. - Indemnification.

7.1.  Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of being or having been a director or officer of the Corporation or serving or having served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such proceeding is alleged action or failure to act in an official capacity as a director, trustee, officer, employee or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto) (as used in this Article 7, the “Delaware Law”), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 7.2 hereof with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this Article 7 shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the Delaware Law so requires, an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Article 7 or otherwise.

7.2.  Right of Indemnitee to Bring Suit.

If a claim under Section 7.1 hereof is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that the Indemnitee has not met the applicable standard of conduct set forth in the Delaware Law.  In addition, any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware Law.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.  In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article 7 or otherwise shall be on the Corporation.

7.3.  Non-Exclusivity of Rights.

The rights to indemnification and to the Advancement of Expenses conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

7.4.  Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article 7 or under the Delaware Law.

7.5.  Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 7 with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation.

Article VIII. - Amendments.

8.1.  Amendments.

Subject always to any limitations imposed by the Certificate of Incorporation, these by-laws may be altered, amended or repealed, or new by-laws may be adopted, only by (i) the affirmative vote of the holders of at least a majority of the outstanding voting stock of the Corporation, provided that the affirmative vote of the holders of at least 67% of the outstanding voting stock of the Corporation shall be required for any such alteration, amendment, repeal or adoption that would affect or be inconsistent with the provisions of Sections 2.8, 2.11, 2.12, 3.1, 3.3, 7.1, 7.2, 7.3, 7.4, 7.5 and this Section 8 (in each case, in addition to any separate class vote that may be required pursuant to the terms of any then outstanding preferred stock of the Corporation), or (ii) by resolution of the Board of Directors duly adopted by not less than a majority of the directors then constituting the whole Board of Directors.